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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                      OneSource Information Services, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                                               04-3204522
       --------                                               ----------
(State of incorporation                                      (IRS Employer
     or organization)                                     Identification No.)



                  150 CambridgePark Drive, Cambridge, MA 02140
                  --------------------------------------------
              (Address of principal executive offices) (Zip Code)



If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12 (g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box:   [X]                                 box:   [ ]



Securities Act registration statement file number to which this form relates:
333-73262
(If applicable)


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       Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                     Name of each exchange on which
   to be so registered                     each class is to be registered
   -------------------                     ------------------------------




      Common Stock, $.01                       Nasdaq National Market
      par value



       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----
                                (Title of Class)


Item 1. Description of Registrant's Securities to be Registered
        -------------------------------------------------------

     Information concerning the Registrant's Common Stock is contained in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on March 3, 1999, as amended pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.

Item 2. Exhibits
        --------

Exhibit No.                            Exhibit
-----------                            -------

1. Form of Restated Certificate of Incorporation of the Registrant, to be filed upon closing of the offering (Incorporated by reference to Exhibit 3.01 to the S-1 Registration Statement.).

2. Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.02 to the S-1 Registration Statement.).

3. By-Laws, as amended and restated, of the of the Registrant (Incorporated by reference to Exhibit 3.03 to the S-1 Registration Statement.).

4. Form of Second Amended and Restated By-Laws of the Registrant, to be adopted upon closing of the offering (Incorporated by reference to Exhibit 3.04 to the S-1 Registration Statement.).

5. Specimen certificate representing the common stock (Incorporated by reference to Exhibit 4.01 to the S-1 Registration Statement.).

6. Registration Agreement among the Registrant and certain shareholders dated September 8, 1993 (Incorporated by reference to Exhibit 10.04 to the S-1 Registration Statement.).


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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   OneSource Information Services, Inc.



                                   By: /s/ Roy D. Landon
                                      ----------------------------------------
                                      Roy D. Landon
                                      Vice President, Finance & Administration



Date: April 22, 1999